UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 23, 2013

ioWorldMedia, Incorporated

(Exact name of registrant as specified in charter)

Florida	000-27574	59-3350778
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5025 West Lemon Street, Suite 200, Tampa, Florida	33609
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (813) 637-2229

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A amends the Form 8-K filed by ioWorldMedia, Incorporated (the “Company”) on October 29, 2013 to file as an exhibit a copy of the letter from Patrick Rodgers, CPA, PA, the Company’s former independent registered public accounting firm (principal accountant), to the Securities and Exchange Commission dated November 13, 2013, furnished to the Company in connection with the Company’s dismissal of such firm as the Company’s independent registered public accounting firm (principal accountant) effective October 23, 2013, which is filed herewith as Exhibit 16.1.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description
16.1	Letter to the Securities and Exchange Commission from Patrick Rodgers, CPA, PA dated November 13, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IOWORLDMEDIA, INCORPORATED

November 15, 2013	By:	/s/ Zachary McAdoo
Zachary McAdoo
Chairman, President,
Chief Executive Officer and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter to the Securities and Exchange Commission from Patrick Rodgers, CPA, PA dated November 13, 2013.

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